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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JULY 30, 2002

                           LANDRY'S RESTAURANTS, INC.


 STATE OR OTHER                   COMMISSION                     IRS EMPLOYER
 JURISDICTION OF                 FILE NUMBER:                   IDENTIFICATION
 INCORPORATION:                                                     NUMBER:
                                   000-22150
   DELAWARE                                                         0405386



                              1510 WEST LOOP SOUTH
                              HOUSTON, TEXAS 77027

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 850-1010

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 30, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent public accountants for Landry's Restaurants, Inc. (the "Company") effective upon that date and Ernst & Young LLP was appointed as the new independent public accountants for the Company to replace Andersen for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and to appoint Ernst & Young LLP was recommended by the Audit Committee of the Company's Board of Directors and was approved by the Company's Board of Directors.

         Andersen's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the period from January 1, 2002 through July 30, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of this Item and requested that Andersen furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. The Company has made reasonable efforts to obtain such letter from Andersen. The Company was advised by Andersen that since it was ceasing to do business shortly as a result of recent events, it was unable to provide a letter stating whether it agreed with such statements.

         During Landry's two most recent fiscal years and through the date of this Form 8-K, Landry's did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Landry's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 5.  OTHER EVENTS.

         On August 1, 2002, Landry's completed its acquisition of certain assets of Chart House, Inc. and Chart House Enterprises, Inc. The acquisition was previously announced by Landry's in a press release issued on May 20, 2002 and disclosed in a Form 8-K filed with the SEC on May 29, 2002. A copy of the press release announcing the completion of the acquisition is attached as an exhibit.

ITEM 7.  EXHIBITS

         (c) Exhibits

             99.1 Landry's Restaurants, Inc. press release dated August 1, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2002               LANDRY'S RESTAURANTS, INC.



                                    By: /s/ Steven L. Scheinthal
                                        ----------------------------------------
                                        Steven L. Scheinthal,
                                        Vice President-Administration and
                                        General Counsel